UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant                                             ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

MOBILEPRO CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Mobilepro Corp. 6701 Democracy Boulevard Suite 202 Bethesda, Maryland 20817

July 17, 2006

Dear fellow Mobilepro Stockholder:

You are cordially invited to attend our 2006 Annual Stockholders Meeting to be held on Friday, August 18, 2006 at 10:00 a.m. local time at the Marriott Bethesda Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817. The doors will open at 9:30 a.m. and the Stockholders Meeting will start promptly at 10:00 a.m.

The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Stockholders Meeting and Proxy Statement.

If you received your annual meeting materials by mail, the Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-KSB and proxy card from the Board of Directors of Mobilepro are enclosed. If you received your annual meeting materials via e-mail, the e-mail contains voting instructions and links to the Proxy Statement and Annual Report on Form 10-KSB on the Internet.

Please use this opportunity to take part in our business by voting on the matters to come before this meeting. Whether or not you plan to attend the meeting, you may be able to cast your vote online (beneficial holders only), even if you did not receive your annual meeting materials electronically. To vote online, follow the instructions for online voting contained within your annual meeting materials. In addition, you may vote by telephone by following the instructions for telephone voting contained within your annual meeting materials. If you received your annual meeting materials by mail and do not wish to vote online or by telephone (or you are unable to so so), please complete, date, sign and promptly return the enclosed proxy card in the enclosed envelope before the meeting so that your shares will be represented at the meeting. Voting online, by telephone, or by returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

We encourage you to help us save money on printing and mailing costs, by signing up for electronic delivery of Mobilepro stockholder communications. For more information, see the “Electronic Delivery of Mobilepro Stockholder Communications” section of the enclosed Proxy Statement.

I look forward to meeting you on August 18.

Very truly yours,

/s/ Jay O. Wright

Jay O. Wright
Chief Executive Officer

Mobilepro Corp.
6701 Democracy Boulevard, Suite 202
Bethesda, Maryland 20817

Notice of
Annual Meeting of Stockholders
To Be Held Friday, August 18, 2006

To our Stockholders:

Our 2006 Annual Meeting of Stockholders will be held at the Marriott Bethesda Suites, 6711 Democracy Boulevard. Bethesda, Maryland 20817, on Friday, August 18, 2006 at 10:00 a.m., local time. The doors will open at 9:30 a.m. and the Annual Stockholders' Meeting will start promptly at 10:00 a.m.

At the meeting you will be asked to consider and vote upon the following matters:

1.    The election of five directors to our Board of Directors, each to serve until our 2007 Annual Stockholders Meeting and until his successor has been elected and qualified or until his earlier resignation, death or removal. Our Board of Directors intends to present the following nominees for election as directors:

Christopher W. MacFarland	Michael G. O’Neil	Jay O. Wright
Donald H. Sledge	Jerry M. Sullivan, Jr.

2.    The ratification of the appointment of Bagell, Josephs, Levine & Company, L.L.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2007.

3.    To transact any other business that may properly come before the 2006 Annual Meeting of Stockholders or any adjournment or postponement of the meeting.

These items of business are more fully described in the attached Proxy Statement. Only stockholders of record at the close of business on June 16, 2006 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Geoffrey B. Amend

Geoffrey B. Amend
Secretary

Whether or not you plan to attend the meeting in person, please either cast your vote online, by telephone, or by completing, dating, signing and promptly returning the enclosed proxy card by mail before the meeting so that your shares will be represented at the meeting.

Bethesda, Maryland
July 17, 2006

Mobilepro Corp.
6701 Democracy Boulevard, Suite 202
Bethesda, Maryland 20817

Proxy Statement

July 17, 2006

The accompanying proxy is solicited on behalf of the Board of Directors of Mobilepro Corp., a Delaware corporation (referred to herein as “Mobilepro” or the “Company”), for use at the 2006 Annual Stockholders Meeting (the “2006 Annual Meeting”) to be held at the Marriott Bethesda Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817, on Friday, August 18, 2006 at 10:00 a.m., local time. This Proxy Statement and the accompanying form of proxy card are being mailed on or about July 17, 2006 to stockholders of record. Our Annual Report on Form 10-KSB for fiscal year 2006 is enclosed with this Proxy Statement.

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

Voting

Each stockholder is entitled to one vote for each share of Mobilepro common stock (“Common Stock”), the stockholder owns as of the Record Date, with respect to all matters presented at the 2006 Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Record Date

Only stockholders of record at the close of business (5:00 p.m. Eastern Daylight Time) on June 16, 2006 (the “Record Date”) are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof. Stockholders of record will be entitled to one vote for each share of Common Stock held. For information regarding holders of more than 5% of the outstanding Common Stock, see “Principal Stockholders.”

Shares Outstanding

At the close of business on the Record Date, there were 588,688,574 shares of Common Stock outstanding. The closing price of our Common Stock on the Record Date, as reported by the OTC Bulletin Board market was $0.186 per share.

Quorum; Effect of Abstentions and “Broker Non-Votes”

A majority of the shares of Common Stock outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.

If a stockholder does not give a proxy to his/her broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against “routine” matters, such as the election of directors to our Board and the ratification of Bagell, Josephs, Levine & Company, LLC, as our independent registered public accounting firm. Brokers cannot vote on their customers’ behalf on “non-routine” proposals. These rules apply to us notwithstanding the fact that shares of our Common Stock are traded on the OTC Bulletin Board market. If a broker votes shares that are unvoted by its customers for or against a “routine” proposal, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such “routine” proposals. If a broker chooses to leave these shares unvoted, even on “routine” proposals, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals.

Voting Rights; Required Vote

Holders of Mobilepro Common Stock are entitled to one vote for each share held as of the Record Date. The effect of abstentions (i.e. if you or your broker mark “ABSTAIN” on a proxy card) and broker non-votes on the counting of votes for each proposal is described below. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals. For the purpose of determining whether Stockholders have approved a matter, abstentions are treated as shares present or represented and voting. Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether Stockholders have approved a matter, though they are counted toward the presence of a quorum as discussed above.

The votes required to approve each proposal are as follows:

• Election of Directors. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.

• Remaining Proposal. Approval of the remaining proposal requires the affirmative vote by holders of at least a majority of the shares of Mobilepro Common Stock who attend the meeting in person, or are represented at the meeting by proxy. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mobilepro Corp. to be voted at the Annual Meeting of Stockholders to be held at the Marriott Bethesda Suites, 6711 Democracy Boulevard, Bethesda, Maryland 20817 on Friday, August 18, 2006 at 10:00 a.m. local time. The Board of Directors would like to have all Stockholders represented at the meeting. Please complete, sign and return your proxy card in the enclosed return envelope, telephone the toll-free number listed on your proxy card, or use the Internet site listed on your proxy card.

The accompanying Notice of Annual Meeting, this Proxy Statement and the proxy card are first being mailed to Stockholders on or about July 17, 2006. Mobilepro’s Annual Report on Form 10-KSB for the recently completed fiscal year, which includes the consolidated financial statements of the Company, is also enclosed.

Only holders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournments or postponements of such meeting. On the Record Date, the Company had 588,688,574 shares of Common Stock issued and outstanding. In the election of directors, and for any other matters to be voted upon at the 2006 Annual Meeting, each issued and outstanding share of Common Stock is entitled to one vote.

You may revoke your proxy at any time before it is voted. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Secretary of the Company at 6701 Democracy Boulevard., Suite 202, Bethesda, Maryland 20817, by executing and delivering a subsequently dated proxy, by voting by telephone or through the Internet on a later date, or by attending the Annual Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors with respect to the proposal described herein.

A quorum of stockholders is necessary to take action at the 2006 Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the meeting and will be counted as present for purposes of determining whether a quorum is present. The inspector of elections will treat broker non-votes as present and entitled to vote for purposes of determining whether a quorum is present. “Broker non-votes” refers to a broker or other nominee holding shares for a beneficial owner not voting on a particular proposal because the broker or other nominee does not have discretionary voting power regarding that proposal and has not received instructions from the beneficial owner.

The expenses of solicitation, including the cost of printing and mailing, will be paid by the Company. Proxies are being solicited principally by mail, by telephone and by e-mail. In addition, directors, officers and employees of the Company, designated by an officer or director, may solicit proxies personally, by telephone, by fax, by email or by special letter. The Company may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

Voting of Proxies

Most stockholders may have three options for submitting their votes: (1) via the Internet, (2) by telephone or (3) by mail. If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card. If you live in the United States or Canada, you may submit your proxy by following the “Vote by Telephone” instructions on the proxy card. If you complete and properly sign each proxy card you receive and return it in the enclosed envelope to us, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a signed and returned proxy card, the shares represented by the proxy will be voted “for” each proposal, including “for” the election to the Board of each of the nominees named on the proxy card, and “for” any other matter that may be properly brought before the meeting. We encourage stockholders with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs, and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted. If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast at the in person at the Annual Meeting.

Adjournment of Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies for the meeting. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, facsimile, e-mail or in person. After the original mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our Common Stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

Any person signing a proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before it is voted. A proxy may be revoked by signing and returning a proxy card with a later date, by delivering a written notice of revocation to Interwest Transfer Company, 1981 East Murray-Holladay Road, P. O. Box 17136, Salt Lake City, Utah 84121, that the proxy is revoked or by attending the meeting and voting in person. The mere presence at the Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the Common Stock and that the broker, bank or other nominee is not voting the shares at the Annual Meeting. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless such vote is revoked in person at the meeting according to the revocability instructions outlined above.

Electronic Delivery of Mobilepro Stockholder Communications

If you received your 2006 Annual Meeting materials by mail, we encourage you to help us save by money on printing and mailing costs, by signing up to receive your Mobilepro stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as the Annual Report on Form 10-KSB and the Proxy Statement are available on the Internet, and you can easily submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold your Mobilepro shares in your own name through our transfer agent, Interwest Transfer Company, or you are in possession of stock certificates): follow the instructions on the proxy card enclosed with your annual meeting materials to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank or a trustee): visit www.icsdelivery.com to enroll.

We remind you that you may also vote on the proposals contained in this Proxy Statement through the Internet by signing on to the website identified on the proxy card and following the procedures described in the website. Under Delaware law, an electronic Internet transmission is a valid means of casting your vote. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Mobilepro at (301) 315-9040.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A board of five directors is to be elected at the 2006 Annual Stockholders Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently our directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of our stockholders or until his successor has been elected and qualified.

Directors/Nominees

The names of the nominees, their ages as of May 31, 2006 and certain information about them are set forth below:

Name	Age	Principal Occupation	Director Since
Jay O. Wright	36	Chief Executive Officer and Chairman of the Board of Directors of Mobilepro Corp.	2004
Jerry M. Sullivan, Jr.	47	President and Chief Operating Officer of Mobilepro Corp.	2006
Michael G. O’Neil	63	Private investor	2004
Christopher W. MacFarland	33	Group Vice President and Chief Technology Officer of McLeod USA, Inc.	2004
Donald H. Sledge	66	Private investor	2005

Jay O. Wright. Jay Wright has served as our Chief Executive Officer since December 2003 and as a Director since August 2004. From December 2003 to February 2006, he also held the title of President. From October 2001 to December 2003, Mr. Wright served as President of Bayberry Capital, Inc., a Maryland based financial consulting firm. During that time, he also served from August 2002 and May 2003 as Chief Financial Officer for Technical and Management Services Corporation where he negotiated the sale of that company to Engineered Support Systems, Inc. Between December 1999 and September 2001 Mr. Wright served as Chief Financial Officer of Speedcom Wireless Corporation, a wireless software technology company, where he helped take that company public via a “reverse merger” and subsequently obtain a NASDAQ SmallCap listing. From January 1999 to November 1999, Mr. Wright served as Senior Vice President of FinanceMatrix.com, a Hamilton, Bermuda, based company focused on developing a proprietary financial software architecture to provide tax-efficient financing to sub-investment grade companies. Between May 1997 and January 1999, Mr. Wright served as an investment banker with Merrill Lynch. Prior to that he was a mergers and acquisitions attorney with Skadden, Arps, Slate, Meagher and Flom, LLP in New York and Foley & Lardner in Chicago. Mr. Wright received his Bachelor’s degree in Business from Georgetown University (summa cum laude) and a JD degree from the University of Chicago Law School.

Jerry M. Sullivan, Jr. Jerry Sullivan became our President and Chief Operating Officer on February 1, 2006. On that same date, he was appointed Chief Executive Officer of our wireless networks business. On February 8, 2006, our Board of Directors also appointed Mr. Sullivan as a new member. Since its inception in June 2005, Mr. Sullivan has served as Chief Executive Officer of Kite Broadband, LLC, our wholly-owned subsidiary that manages the existing North American operations for Sprint Broadband Direct, the fixed wireless broadband business unit of Sprint. Since 2000, Mr. Sullivan also has been serving as Chairman, President and Chief Executive Officer of Kite Networks, Inc., a company also acquired by us that provides wireless broadband Internet services and that was an owner of Kite Broadband. From 1991 through 2000, Mr. Sullivan was Director, Vice President and Chief Operating Officer of Mercury Communications Company, a cellular management company. From 1998 through 2000, Mr.

Sullivan was also Director, Executive Vice President and Chief Operating Officer of Tritel, Inc. (formerly NASDAQ:TTEL), a Mercury affiliate that he co-founded.

Christopher W. MacFarland. Chris MacFarland has served as a Director of the Company since December 2004. Mr. MacFarland is chairman of the Company’s Nominating and Governance Committee and also serves on the Audit and Compensation Committees. Since March 6, 2006 Mr. MacFarland has been the Group Vice President and Chief Technology Officer of McLeod USA, Inc. Prior to that time, Mr. MacFarland was Vice President of Operations for BroadSoft, Inc., a Gaithersburg, Maryland company that is a leading software provider of hosted voice and multimedia applications for service providers, a position he held since July 2004. Prior to joining BroadSoft, Mr. MacFarland was employed by Allegiance Telecom, a CLEC based in Dallas, Texas, where he served in a variety of positions between August 1998 and June 2004, most recently as Senior Vice President and Chief Technology Officer. He previously served as director of networks and consulting at Verio.

Michael G. O’Neil. Mike O’Neil has served as a Director of the Company since December 2004. Mr. O’Neil also serves as the chairman of the Company’s Audit Committee and also serves on the Compensation and Nominating and Governance Committees. Until retiring in May 2001, Mr. O’Neil was a director in the Investment Banking Division of Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking firm, with whom he had been since 1972. Mr. O’Neil currently serves as a board member for Massively Parallel Technologies, Inc., a privately held, software technology company specializing in high-speed computing. Mr. O’Neil also serves on the Board of Directors of Capstead Mortgage Corporation, an NYSE-listed company, where he chairs that firm’s Governance Committee and also is a member of the Audit Committee. He received his bachelor’s degree in economics from the University of California at Berkeley and his M.B.A. from the Wharton Graduate School of Business at the University of Pennsylvania. Mr. O’Neil also served in the United States Marine Corps.

Donald H. Sledge. Don Sledge has served as a Director of the Company since January 2005. Mr. Sledge also serves as the chairman of the Company’s Compensation Committee and also serves on the Audit and Nominating and Governance Committees. Over the past 10 years, Mr. Sledge has focused on finance and investments. He is currently serving on the Board of Directors and as chairman of the Compensation Committee of Merriman, Curhan, & Ford (“MCF”), an Amex-listed broker/dealer. Mr. Sledge has served as a member of the Board of Directors of MCF since September 1999, as Chief Executive Officer between September 1999 and October 2000, and as Chairman of the Board from September 1999 until May 2001. Mr. Sledge also served as a General Partner of Fremont Communications from October 2000 until September 2003. In addition Mr. Sledge sits on the boards of directors of three privately held companies. Mr. Sledge received both a bachelor’s degree and an M.B.A. from Texas Tech University. He also served in the United States Air Force.

Composition of Board of Directors

Our Board of Directors may consist of up to seven directors. Five of our current six directors will stand for re-election at the Annual Meeting, as described in this Proxy Statement. The Board of Directors has elected not to amend our bylaws to reduce the size of our Board and may fill the two existing vacancies by Board resolution.

Board of Directors Meetings and Committees

During fiscal 2006, the Board of Directors met nine times, including telephone conference meetings, and acted by unanimous written consent on one occasion. No director attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the director served during fiscal 2006.

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The functions of each of these committees and their members are specified below. All committees operate under charters approved by the Board, which are available on our website at www.mobileprocorp.com.

The Board has determined that each director who serves on these committees is “independent” as defined in Nasdaq Rule 4200(a)(15).

The members of the committees are identified in the following table.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Christopher W. MacFarland	X	X	Chair
Michael G. O’Neil	Chair	X	X
Donald H. Sledge	X	Chair	X

Audit Committee. The Audit Committee is currently comprised of Messrs. O’Neil, MacFarland and Sledge, each of whom meets the independence and other requirements for audit committee members under the rules of The Nasdaq Stock Market. During fiscal 2006, the Audit Committee met seven times, including telephone conference meetings. The Board of Directors has determined that Mr. O’Neil is an “audit committee financial expert” as defined by SEC regulations. The Board has also determined that one or more other members of the Audit Committee may also meet the definition of “audit committee financial expert” as defined by SEC regulations. The Audit Committee assists the Board in its oversight of our financial accounting, reporting and controls by meeting with members of management and our independent auditors. The committee has the responsibility to review our annual audited financial statements, and meets with management and the independent auditors at the end of each quarter to review the quarterly financial results. In addition, the committee considers and approves the employment of, and approves the fee arrangements with, independent auditors for audit and other functions. The Audit Committee reviews our accounting policies and internal controls. The Audit Committee has a written charter which was adopted on June 16, 2005. A copy of the Audit Committee charter is available on our website at www.mobileprocorp.com.

Compensation Committee. The Compensation Committee is currently comprised of Messrs. Sledge, MacFarland and O’Neil. During fiscal 2006, the Compensation Committee met four times, including telephone conference meetings. The Compensation Committee recommends cash-based and stock compensation for executive officers of Mobilepro, administers the Company’s equity performance plan and makes recommendations to the Board regarding such matters. The Compensation Committee has a written charter which was adopted on June 16, 2005. A copy of the Compensation Committee charter is available on our website at www.mobileprocorp.com.

Nominating and Governance Committee. The Nominating and Governance Committee is currently comprised of Messrs. MacFarland, O’Neil and Sledge. During fiscal 2006, the Nominating and Governance Committee met three times, including telephone conference meetings. The Nominating and Governance Committee is entrusted with responsibility for consideration and review of corporate governance matters in addition to its responsibilities for nominating candidates for membership to the Board. The Nominating and Governance Committee has a written charter which was adopted on April 26, 2005. A copy of the Nominating and Governance Committee charter is available on our website at www.mobileprocorp.com.

Independent Directors

Each of our directors other than Mr. Wright and Mr. Sullivan qualifies as “independent” in accordance with the rules of The Nasdaq Stock Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Communication with the Board

You may contact the Board of Directors by sending an e-mail to Jay Wright, Chariman of the Board, at jwright22@closecall.com or by mail to Board of Directors, Mobilepro Corp., 6701 Democracy Boulevard., Suite 202, Bethesda, Maryland 20817.

Director Nomination Process

The Nominating and Governance Committee is responsible for identifying and recommending to the Board of Directors candidates for directorships. The Nominating and Governance Committee considers candidates for Board membership who are recommended by members of the Nominating and Governance Committee, other Board members, members of management and Stockholders. Once the Nominating and Governance Committee has identified prospective nominees for director, the chairman of the committee, after discussions with the Chairman of the Board, may extend an invitation to join the Board of Directors. Additionally, nominees may be appointed to the Board of Directors by a majority vote of the independent directors on the Board of Directors. There is no formal procedure by which Stockholders may recommend a candidate for the Board of Directors; however a stockholder can submit reocommendations to Jay Wright, Chairman of the Board, at jwright22@closecall.com.

As set forth in the Nominating and Governance Committee Charter, the Board of Directors seeks to identify as candidates for director persons of the highest ethical standards and integrity who are willing to act on and be accountable for Board of Director decisions. The Board of Directors also seeks individuals who have an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues, a history of achievement that reflects superior standards for themselves and others, a loyalty and commitment to driving the success of the Company, and an ability to take tough positions while at the same time working as a team player. In addition, the Board of Directors seeks candidates with a background that provides a combination of experience and knowledge commensurate with the Company’s needs and activities.

Compensation of Directors

We are providing our independent directors $2,750 per month as compensation for services provided as a Director.

Prior to his election to our Board of Directors, Mr. O’Neil had been serving on our advisory board. In connection with his service on the advisory board, in January 2004, we granted Mr. O’Neil a warrant to purchase 800,000 shares of our Common Stock, at an exercise price of $0.02 per share. Mr. O’Neil’s warrant is fully vested and exercisable.

Prior to his election to our Board of Directors, Mr. MacFarland had been serving on our advisory board. In connection with his service on the advisory board, in March 2004, we granted Mr. MacFarland an option to purchase 800,000 shares of our Common Stock, at an exercise price of $0.10 per share. Mr. MacFarland’s warrant is fully vested and exercisable.

In January 2005, in connection with his agreement to serve on our Board of Directors, we granted Mr. Sledge a warrant to purchase 500,000 shares of our Common Stock, at an exercise price of $0.185 per share. The warrant is fully vested and exercisable.

In April 2005 we granted each of our independent directors, Messrs. MacFarland, O’Neil and Sledge, a warrant to purchase 250,000 shares of our Common Stock, at an exercise price of $0.15 per share. These warrants, which became fully vested and exercisable in April 2006, were based upon a reommendation by the Compensation Committee, granted by Mr. Wright on April 20, 2005 and ratified by the Board of Directors on June 16, 2005.

In February 2006 we granted each of our independent directors, Messrs. MacFarland, O’Neil and Sledge, a warrant to purchase 250,000 shares of our Common Stock, at an exercise price of $0.223 per share. These warrants vest and become exercisable in equal monthly installments commencing February 7, 2006.

As inside directors, neither Mr. Wright nor Mr. Sullivan receives any separate compensation for their service on our Board of Directors.

Options granted to our Directors have been priced at market based upon the closing sales price of our Common Stock on the date of grant.

Required Vote and Board of Directors’ Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.

Advisory Board

The advisory board is available to assist our Chief Executive Officer, at his request, with business issues where such advisory board member may have applicable expertise. The advisory board members receive options or warrants for shares of our Common Stock in an amount determined by discussions between our Chief Executive Officer and the prospective advisory board member. The options or warrants vest over time and are granted at fair market value at the time of grant.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINATED DIRECTOR.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Bagell, Josephs, Levine & Company, L.L.C. as the independent registered public accounting firm to perform the audit of our financial statements for our fiscal year ending March 31, 2007, and our stockholders are being asked to ratify the Audit Committee’s selection. We have engaged Bagell, Josephs, Levine & Company, L.L.C. as our independent registered public accounting firm since 2002. Representatives of the accounting firm are expected to be present at the Annual Meeting, have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Fees

The following represents fees estimated and billed by Bagell, Josephs, Levine & Company, L.L.C. (“Bagell Josephs”) for professional services provided in connection with the audit of our financial statements for the fiscal years ended March 31, 2005 and 2006. In addition, in accordance with the SEC’s guidelines, we have itemized tax related and other fees paid to Bagell Josephs during those years.

	2005	2006
Audit Fees	$32,500	$60,000
Audit Related Fees	110,000	31,000
Tax Fees	2,000	49,000
All Other Fees	—	—

Audit Fees. Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements, the review of the quarterly consolidated financial statements and services that are normally provided by Bagell Josephs in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees,” including audit and review services related to the financial statements and pro-forma data of companies that we acquired during fiscal years 2005 and 2006.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the Board of Directors has established a policy for approving any non-audit services to be performed by our independent registered public accounting firm, currently Bagell Josephs. The Audit Committee requires advance review and approval of all proposed non-audit services that we wish to be performed by the independent registered public accounting firm. Occasionally, the Audit Committee chairman pre-approves certain non-audit related fees and the entire Audit Committee ratifies the chairman’s pre-approval in a subsequent Audit Committee meeting in accordance with SEC requirements. In fiscal 2006, the Audit Committee followed these guidelines in approving all services rendered by Bagell Josephs.

Required Vote and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote by holders of at least a majority of the shares of Mobilepro Common Stock who attend the meeting in person, or are represented at the meeting by proxy.

Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.

PRINCIPAL STOCKHOLDERS

The following table shows the amount of our capital stock beneficially owned by the directors and executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group as of May 31, 2006. As of May 31, 2006, other than the stockholders, directors and executive officers identified in the table below, to our knowledge, no person owned beneficially more than five percent (5%) of our Common Stock. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of May 31, 2006, we had 588,688,574 shares of Common Stock outstanding. Unless otherwise noted in the footnotes below, the address for each of the individuals listed in the table below is c/o Mobilepro Corp., 6701 Democracy Boulevard., Suite 202, Bethesda, Maryland 20817.

		Shares
		Beneficially	Percent
Name and Address	Title of Class	Owned (1)	of Class (1)
Southern Farm Bureau Life Insurance Co. (2)	Common	34,806,125	5.91%
Cornell Capital Partners, LP (3)	Common	30,900,000	4.99%
Jay O. Wright (4)	Common	17,734,227	2.93%
Jerry M. Sullivan, Jr. (5)	Common	13,093,961	2.21%
Kurt Gordon (6)	Common	7,396,524	1.25%
Tom Mazerski (7)	Common	3,767,209	*
Geoffrey B. Amend (8)	Common	2,936,594	*
Tammy L. Martin (8)	Common	1,583,333	*
Michael G. O’Neil (9)	Common	1,297,864	*
Christopher W. MacFarland (8)	Common	1,186,364	*
Donald H. Sledge (8)	Common	886,364	*
Officers and Directors as a Group (13 Persons) (10)	Common	71,929,970	11.55%

*	Less than 1%.

(1)
Applicable percentage of ownership is based on 588,688,574 shares of common stock outstanding as of May 31, 2006, together with applicable options and warrants for each shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days of May 31, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Mr. Walter J. Olson, III, Vice President and Chief Investment Officer, 1401 Livingston Lane, Jackson, MS 39213, has dispositive power over the shares held by Southern Farm Bureau Life Insurance Company.

(3)
Includes 8,776,388 shares of our Common Stock; 6,000,000 shares of Common Stock issuable upon the exercise of a warrant to purchase our common stock; and a limited number of shares (16,123,612 shares) of our Common Stock issuable upon the conversion of a $15.0 million convertible debenture held by Cornell Capital. Under the terms of the debenture, Cornell Capital is required to provide 65 days written notice in order to execute a conversion resulting in beneficial ownership greater than 4.99%. Mr. Mark Angelo, Portfolio Manager, has dispositive power over the shares held by Cornell Capital Partners, LP, located at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302.

(4)	Includes 279,000 shares of our Common Stock and 17,455,227 shares of Common Stock issuable upon the exercise of warrants to purchase our Common Stock.

(5)	Includes 10,001,856 shares of our Common Stock and 3,092,105 shares of Common Stock issuable upon the exercise of warrants to purchase our Common Stock.

(6)	Includes 6,021,524 shares of our Common stock and 1,375,000 shares of Common stock issuable upon the exercise of warrants to purchase our Common Stock.

(7)	Includes 1,883,391 shares of our Common Stock and 1,883,818 shares of Common Stock issuable upon the exercise of options and warrants to purchase our Common Stock.

(8)	Includes shares of Common Stock issuable upon the exercise of warrants to purchase our Common Stock.

(9)	Includes 111,500 shares of our Common Stock and 1,186,364 shares of our Common Stock issuable upon the exercise of warrants to purchase shares of our Common Stock.

(10)	Includes 37,678,134 shares of our Common Stock and 34,251,836 shares of Common Stock issuable upon the exercise of options and warrants to purchase our Common Stock.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended March 31, 2006, 2005 and 2004, paid to our most highly compensated executive officers.

					Long-Term
	Annual Compensation				Compensation(3)
Name and Principal Position	Year	Salary(1)	Bonus(2)	Other Annual Compensation	Securities Underlying Options	All Other Compensation

Jay O. Wright	2006	$217,500	$123,750	$—	5,000,000	$—
Chief Executive Officer	2005	179,000	966,062	—	15,182,500	—
	2004	45,500	17,990	—	—	—
Jerry M. Sullivan, Jr.	2006	$155,769	$—	$—	10,000,000	$—
President and	2005	—	—	—	—	—
Chief Operating Officer	2004	—	—	—	—	—
Kurt Gordon	2006	$210,000	$69,000	$—	1,500,000	$—
Chief Financial Officer	2005	174,000	946,212	—	--	—
	2004	13,000	10,000	—	6,500,000	—
Geoffrey B. Amend	2006	$176,250	$34,379	$—	2,000,000	$—
Senior Vice President, General Counsel	2005	56,250	—	—	2,000,000	—
and Secretary	2004	—	—	—	—	—
Tom Mazerski (4)	2006	$180,000	$49,544	$—	1,500,000	$—
Chief Executive Officer,	2005	83,077	76,100	—	500,000	—
CloseCall America, Inc.	2004	—	—	—	—	—
Tammy L. Martin	2006	$193,460	$15,000	$—	2,000,000	$—
Chief Administrative	2005	68,069	—	—	—	—
Officer	2004	—	—	—	—	—

(1)
Mr. Wright and Mr. Gordon joined our Company during the fiscal year ended March 31, 2004. Mr. Amend, Mr. Mazerski and Ms. Martin~~,~~ each joined our Company during the fiscal year ended March 31, 2005. Mr. Sullivan joined our Company during the fiscal year ended March 31, 2006. A description of each officer’s compensation package is provided in “Summary of Employment and Consulting Arrangements”.

(2)
Bonus amounts represent amounts earned during the fiscal year indicated. Mr. Wright and Mr. Gordon each agreed to defer $649,062 in bonus compensation payable to each of them during the fiscal year ending March 31, 2005, for bonuses earned under the terms of their respective employment agreements. Such bonus amounts were paid during the subsequent fiscal year.

(3)	There were no restricted stock awards made by the Company to any named executive officers during the years presented above, nor were there any payouts pursuant to long-term incentive plans.

(4)
Pursuant to the terms of his employment agreement, Mr. Mazerski is due a bonus equal to 2.5% of the adjusted EBIDTA of the telco operations of the Company. Mr. Mazerski disputes the Company’s calculation of his bonus.

Summary of Employment and Consulting Arrangements

Jay O. Wright: Jay O. Wright joined us in December 2003 as Chief Executive Officer. Mr. Wright was paid a base salary of $180,000 in calendar year 2004 and was eligible to receive a bonus equal to 1% of the revenues for the most recent 12 month period of each acquisition made by the Company during his employment period. Mr. Wright also received warrants to purchase 15,182,500 shares of our Common Stock at an exercise price of $0.018 per share upon the execution of his initial employment agreement. Subsequent to year-end March 31, 2005, Mr. Wright’s employment agreement was amended to, among other things, extend his employment period to December

31, 2007. Mr. Wright’s base salary was increased to $210,000 for calendar year 2005, $240,000 for calendar year 2006 and $270,000 for calendar year 2007. The terms of the new employment agreement eliminate the payment of bonuses as a result of the closing of an acquisition. During 2006 and 2007 Mr. Wright’s bonus will be based upon the successful completion of management by objective milestones that are to be mutually established by Mr. Wright and the Compensation Committee. In connection with the execution of the new employment agreement, Mr. Wright also received additional warrants to purchase 5,000,000 shares of our Common Stock at an exercise price of $0.22 per share, which warrants vest ratably from April 1, 2005 to December 31, 2007.

Jerry M. Sullivan, Jr: Mr. Jerry Sullivan, Jr. joined us in February 2006 as President and Chief Operating Officer of Mobilepro Corp. Pursuant to the terms of his Executive Employment Agreement dated February 1, 2006, Mr. Sullivan is employed for a term of 38 months and is paid a base salary of $225,000 per year and is eligible to receive a bonus, for each fiscal year, up to 100% of his base salary based upon the successful completion of management by objective milestones that are to be mutually established by Mr. Sullivan and the Compensation Committee. In addition, Mr. Sullivan is eligible to earn, for each fiscal year, an additional bonus of up to 100% of his base salary for extraordinary performance as determined at the discretion of the Compensation Committee. Under the terms of the foregoing, Mr. Sullivan also was appointed Chief Executive Officer of our wireless networks business. In connection with our purchase of the remaining 49% of Kite Broadband and 100% of Kite Networks on January 31, 2006 and the employment of Mr. Sullivan, the Company granted Mr. Sullivan a warrant to purchase 10,000,000 shares of our Common Stock at an exercise price of $0.174 per share, of which 2,500,000 shares vested as of February 1, 2006; 3,750,000 shares vest ratably over 38 months from February 1, 2006 through March 31, 2009, and 3,750,000 shares will vest according to goals mutually established by our Compensation Committee and Mr. Sullivan.

Kurt Gordon: Mr. Kurt Gordon joined us in February 2004 as Chief Financial Officer. Mr. Gordon was paid a base salary of $156,000 in calendar year 2004 and was eligible to receive a bonus equal to 1% of the revenues for the most recent 12 month period of each acquisition made by the Company during his employment period. The 1% bonus was due and payable on the next payroll processing date following the closing of each acquisition. There were a total of 12 acquisitions in fiscal year ending March 31, 2005, which resulted in the executive earning 1% bonuses totaling $946,212. The Company paid $297,150 of the earned bonuses during the fiscal year and deferred $649,062 in order to assist the Company with its cash flow requirements. The deferred bonus amount, plus accrued interest in the amount of $25,919 was paid to Mr. Gordon during the fiscal year ended March 31, 2006. Mr. Gordon also received a warrant to purchase up to 6,500,000 shares of Common Stock at an exercise price of $0.018 per share upon the execution of his employment agreement. The warrant became exercisable as to 500,000 shares on March 1, 2004 and as to an additional 2,250,000 shares upon the Company achieving a $25 million market cap for ten consecutive trading days and a price per share of not less than $0.07, which has occurred. The remaining 3,750,000 shares began vesting ratably on March 1, 2004 as to 156,250 shares and each month thereafter until February 1, 2006. Effective April 1, 2005, Mr. Gordon’s employment agreement was amended to, among other things, extend his employment period to March 31, 2006. The terms of the new employment agreement eliminate the payment of bonuses as a result of the closing of an acquisition. Mr. Gordon’s base salary was increased to $210,000 per year. Mr. Gordon is eligible to receive $140,000 in bonuses tied to certain deliverables and profitability. In connection with the execution of the new employment agreement, Mr. Gordon also received additional warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.22 per share, which warrants vested ratably from April 1, 2005 to March 31, 2006. These warrants were ratified by the Board of Directors on June 16, 2005. Mr. Gordon's employment agreement was not renewed, and his employment with the Company terminated on March 31, 2006.

Geoffrey B. Amend: Mr. Geoffrey B. Amend joined us in November 2004 as General Counsel. Pursuant to the terms of his employment agreement Mr. Amend is paid a base salary of $150,000 per year and is eligible to receive a bonus equal to 1.0% of the Company’s EBITDA for each fiscal year, but no greater than $90,000 for any 12 month period. Mr. Amend also received a warrant to purchase up to 2,000,000 shares of our Common Stock, which warrants are exercisable at price of $0.20 per share. The warrants began vesting ratably over 24 months on December 1, 2004. Subsequent to year end March 31, 2005, Mr. Amend’s employment agreement was amended to, among other things, extend his employment period to March 31, 2007 and to increase his base salary to $180,000 per year. In connection with the execution of the new employment agreement, Mr. Amend also received additional warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.15 per share. The warrants vest ratably from April 20, 2005 to March 31, 2007. These warrants were ratified by the Board of Directors on June 16, 2005. In February 2006, the term of Mr. Amend’s employment contract was extended to March 31, 2008, providing a base salary of $190,000 for the fiscal year ending March 31, 2007 and a base salary of $195,000 for the fiscal year ending March 31, 2008. Mr. Amend’s annual bonus plan was also revised. Effective April 1, 2006, he is eligible for an annual bonus of up to 50% of his annual base salary, with payment based on the achievement of certain individual and Company objectives. He was also granted an additional warrant to purchase 500,000 shares of our Common Stock at an exercise price of $0.233 per share, vesting ratably over 24 months commencing April 1, 2006.

Tom Mazerski: Mr. Tom Mazerski joined us in October 2004 as Chief Executive Officer of our subsidiary, CloseCall America, Inc. Pursuant to the terms of his employment agreement Mr. Mazerski is paid a base salary of $180,000 per year and is eligible to receive a bonus equal to 2.5% of adjusted EBITDA from the “telco operations” as set form in Mr. Mazerski’s employment agreement.. Mr. Mazerski also received an option to purchase up to 500,000 shares of Common Stock at an exercise price of $0.225 per share, with options to purchase 250,000 shares of our Common Stock vesting ratably over the 24 months following the execution of the employment agreement and the remaining warrants vesting upon Mobilepro’s telecommunications operations reaching $5,000,000 in adjusted EBITDA. In April 2005, we granted Mr. Mazerski warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.15 per share that vest ratably from April 20, 2005 to October 15, 2006.

Tammy Martin: Ms. Tammy Martin joined us in November 2004 as General Counsel of our subsidiary, Davel Communications, Inc. Pursuant to the terms of her employment agreement Ms. Martin is paid a base salary of $186,295 per year and an annual car allowance of $8,400. In May 2005, Ms. Martin was promoted to Chief Executive Officer of Davel Communications, Inc. At that time Ms. Martin received warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.15 per share that vest ratably from April 20, 2005 to March 31, 2006. In February 2006, Ms. Martin was named the Company's Senior Vice President, Chief Administrative Officer, and Treasurer, effective April 1, 2006. Her base salary was increased to $190,000 for the fiscal year ending March 31, 2007 and $195,000 for the fiscal year ending March 31, 2008. Ms. Martin’s annual bonus plan was also revised. Effective April 1, 2006, she is eligible for an annual bonus of up to 50% of her annual base salary, with payment based on the achievement of certain individual and Company objectives. She was also granted an additional warrant to purchase 500,000 shares of our Common Stock at an exercise price of $0.233 per share, vesting ratably over 24 months commencing April 1, 2006.

Option/SAR Grants in Last Fiscal Year
(Individual Grants)

Name	Number of Securities Underlying Awards(1)	Percent of Total Grants Awarded to Employees in 2006	Exercise Price per Share	Expiration Date

Jay O. Wright	5,000,000	12.56%	$0.220	4/1/2015

Jerry M. Sullivan, Jr.	10,000,000	25.12%	$0.174	2/1/2016

Kurt Gordon	1,500,000	3.77%	$0.220	4/1/2015

Geoffrey B. Amend	1,500,000	3.77%	$0.155	4/20/2015
	500,000	1.26%	$0.233	4/1/2016

Tammy L. Martin	1,500,000	3.77%	$0.155	4/20/2015
	500,000	1.26%	$0.233	4/1/2016

Tom Mazerski	1,500,000	3.77%	$0.155	4/20/2015

(1)	The vesting provisions of each of the above listed options or warrants are provided above under the heading “Summary of Employment and Compensation Arrangements.”

Aggregated Option Exercises In Last Fiscal Year And Fiscal
Year-End Option Values

The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options and warrants as of the fiscal year ended March 31, 2006 by our executive officers listed in the Summary Compensation Table above.

	Number of Shares Acquired	Value	Number of Securities Underlying Unexercised Options at March 31, 2006		Value of Unexercised In-the-Money Options at March 31,2006 (2)
Name	Upon Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jay O. Wright	—	$—	16,549,166	3,633,334	$3,036,030	$61,200

Jerry M. Sullivan, Jr.	—	—	2,697,368	7,302,632	129,474	350,526

Kurt Gordon	—	—	7,875,000	125,000	1,326,000	—

Geoffrey B. Amend	—	—	2,425,724	1,574,276	85,649	58,851

Tammy L. Martin	—	—	1,500,000	500,000	100,500	—

Tom Mazerski	—	—	1,258,478	906,250	61,417	39,083

(1)	The value realized upon the exercise of options is calculated using the closing sale price per share on the date of exercise less the exercise price per share.

(2)	The value of unexercised in-the-money options is calculated using the closing sale price per share on March 31, 2006 ($0.222) less the applicable exercise price per share.

Equity Compensation Plan Information

The following table sets forth certain information, as of March 31, 2006, concerning securities authorized for issuance under the Mobilepro 2001 Equity Performance Plan:

	Number of Securities to Be Issued upon the Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (1)
	(a)	(b)	(c)

Equity Compensation Plans Approved by the Stockholders (2)	11,076,000	$0.226	18,924,000
Equity Compensation Plans Not Approved by the Stockholders (3)	74,832,500	$0.122	—
Totals	85,908,500	$0.135	18,924,000

(1)	Excludes securities included in column (a).

(2)	Represents 30,000,000 shares of our Common Stock available for issuance under our 2001 Equity Performance Plan, all of which may be issued as stock options, restricted stock or stock bonuses.

(3)	Includes stock warrants awarded to directors, advisors, officers and consultants.

Mobilepro Non-Plan Option and Warrant Grants

We currently have warrants outstanding that were granted to individuals or entities outside of any equity compensation plan adopted by us (“Non-Plan Grants”). As of March 31, 2006, of these Non-Plan Grants, warrants to purchase 3,600,000 shares were held by outside members of our Board of Directors, warrants to purchase 5,850,000 shares were held by members of our advisory board and warrants to purchase 45,682,500 shares were held by named executive officers of Mobilepro. Warrants to purchase 19,700,000 shares were held by other individuals. In addition, warrants to purchase 20,100,000 shares of our common stock were held by former owners of acquired companies or entities that received warrants in connection with a financing transaction. Such Non-Plan Grants were made pursuant to the terms of option or warrant agreements, as applicable, with each such grant authorized by the Board of Directors of Mobilepro. The Non-Plan Grants have not been approved by our stockholders.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2006 the Company has no member of its Compensation Committee that served as an executive officer of the Company.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee of the Board of Directors (the “Committee”) is composed of three non-employee Directors. The Committee is responsible for reviewing and approving the compensation paid to executive officers of the Company, including salaries, bonuses and stock options. Following review and approval by the Committee, action pertaining to executive compensation is reported to the full Board of Directors for further consideration.

 Compensation Philosophy

The Company’s compensation of executive officers and its philosophy regarding executive compensation is comprised of the following characteristics:

(i)	Competitive base salary;

(ii)	Granting stock options as a portion of the total compensation, which vest over a certain number of years and have an exercise price equal to the market price on the date of grant; and

(iii)	Granting performance-based bonuses.

The Company believes its executive compensation should be designed to allow the Company to attract, motivate and retain executives of a high caliber to permit the Company to remain competitive in its industry. The Company takes into account the compensation paid at similarly situated companies, both within and outside of its industry, when determining executive compensation. The Company believes that by granting stock options to purchase the Company’s Common Stock to its executives which vest over a certain number of years, it will be able to encourage executives to remain with the Company. Additionally, individual performance of the executive is considered as a factor in determining executive compensation, as well as the overall performance of the Company, which includes, but is not limited to, earnings, revenue growth, cash flow and earnings per share. The Committee also uses subjective criteria it deems relevant in its reasonable discretion.

Compensation of Chief Executive Officer

Mr. Wright joined us in December 2003 as Chief Executive Officer. Mr. Wright was paid a base salary of $180,000 in calendar year 2004 and was eligible to receive a bonus equal to 1% of the revenues for the most recent 12 month period of each acquisition made by the Company during his employment period. Mr. Wright also received warrants to purchase 15,182,500 shares of our Common Stock at an exercise price of $0.018 per share upon the execution of his initial employment agreement. Subsequent to year-end March 31, 2005, Mr. Wright’s employment agreement was amended to, among other things, extend his employment period to December 31, 2007. Mr. Wright’s base salary was increased to $210,000 for calendar year 2005, $240,000 for calendar year 2006 and $270,000 for calendar year 2007. The terms of the new employment agreement eliminate the payment of bonuses as a result of the closing of an acquisition. During 2006 and 2007 Mr. Wright’s bonus will be based upon the successful completion of management by objective milestones that are to be mutually established by Mr. Wright and the Compensation Committee. In connection with the execution of the new employment agreement, Mr. Wright also received additional warrants to purchase 5,000,000 shares of our Common Stock at an exercise price of $0.22 per share, which warrants vest ratably from April 1, 2005 to December 31, 2007.

Respectfully submitted,

Donald H. Sledge, Chairman
Christopher W. McFarland
Michael G. O’Neil

REPORT OF THE AUDIT COMMITTEE

The following is the Report of the Audit Committee with respect to our audited financial statements for our fiscal year ended March 31, 2006. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any filings.

The Audit Committee's purpose is, among other things, to assist the Board of Directors in its oversight of our financial accounting, reporting and controls. The Board of Directors has determined that all three members of the committee are "independent" as defined by the listing standards of The Nasdaq Stock Market. The committee operates under a charter, which was formally adopted by the Board of Directors in June 2005. This charter is available on our website at www.mobileprocorp.com and is also available in Exhibit A to this Proxy Statement. The Audit Committee has reviewed and discussed our consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. Furthermore, the Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee also discussed with the independent registered public accounting firm that firm's independence and whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to in its charter, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006.

AUDIT COMMITTEE
Michael G. O'Neil, Chairman
Christopher W. MacFarland
Donald H. Sledge

RELATED PARTY TRANSACTIONS

We granted warrants to purchase our Common Stock to certain of our directors prior to their appointment to our Board of Directors in connection with their service as members of our advisory board. We subsequently provided additional grants to our directors in connection with their service as members of our Board of Directors. The terms of those grants are described in this Proxy Statement in our discussion of the compensation provided to our directors.

We believe that each of the above referenced transactions was made on terms no less favorable to us than could have been obtained from an unaffiliated third party. Furthermore, any future transactions or loans between us and our officers, directors, principal stockholders or affiliates, and any forgiveness of such loans, will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of our directors.

In connection with our purchase of the remaining 49% of Kite Broadband and 100% of Kite Networks on January 31, 2006 and the employment of Mr. Sullivan, the Company granted Mr. Sullivan a warrant to purchase 10,000,000 shares of our Common Stock pursuant to the terms and conditions described above. Mr. Sullivan also received 10,001,856 shares of our Common Stock in consideration of his ownership interests in Kite Broadband and Kite Networks. In addition, members of Mr. Sullivan’s immediate family received 9,496,896 shares of our Common Stock in consideration of their ownership interest in Kite Broadband and Kite Networks.

On January 19, 2004, the Company entered into a Consulting Agreement with Beech Holdings, Inc. to retain the services of Mr. Jack Beech, a director and President of DFW Internet Services, a wholly-owned subsidiary of the Company. The Consulting Agreement has a five-year term and calls for an annual consulting fee of $145,360.65 and an annual bonus equal to $125,000 on the first, second and third anniversaries of the agreement. As of March 31, 2006, the Company had an outstanding obligation to Beech Holdings, Inc. in the amount of $231,430.55 representing unpaid bonus amounts and accrued interest.

On June 30, 2005, the Company entered into a Consulting Agreement with DNK Enterprises II, Inc. to retain certain of the services of Mr. Doug Bethell for certain of its subsidiaries.  DNK Enterprises, II, Inc. is substantially owned by Mr. Bethell. The agreement calls for annual payments of $90,000 and has a two-year term. Other than regularly scheduled payments, the Company currently has no outstanding obligations under this agreement. On the same date, the Company entered into a Consulting Agreement with DNK Enterprises, II, Inc. to retain certain services of the spouse of Mr. Bethell. The agreement calls for annual payments of $102,000 and has a one-year term. Other than regularly scheduled payments, the Company currently has no obligations under this agreement. In addition, the Company’s wholly-owned subsidiary, American Fiber Network, Inc. (“AFN”), has an employment agreement with Mr. Bethell pursuant to which he serves as AFN’s chief executive officer and is paid an annual salary of $60,000 plus a bonus determined based on AFN’s annual operating profit.

STOCKHOLDER NOMINATIONS AND PROPOSALS; DEADLINE FOR SUBMISSION OF
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL STOCKHOLDER MEETING

Our Certificate of Incorporation provides that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely for the 2006 Annual Meeting, a stockholder’s notice must have been delivered to or mailed and received by the Corporate Secretary of the Company at the principal executive offices of the Company by June 15, 2006. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Article Thirteenth and Fourteenth of our Certificate of Incorporation.

Stockholders are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and our bylaws and Certificate of Incorporation. Stockholders wishing to present a proposal at our 2006 Annual Stockholders Meeting must submit such proposal not less than 70 days prior to the next scheduled annual meeting or if less than 70 days prior notice of the next meeting is provided to our stockholders, within 10 days of the announcement of the next annual meeting.

COMPLIANCE UNDER SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act and related regulations require the Company’s directors, certain officers, and any persons holding more than 10% of the Company’s Common Stock (“reporting persons”) to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates have been established, and the Company is required to disclose in this Item 9 any failure to file by these dates during fiscal 2006.

Messrs. Amend, Gordon, MacFarland, O’Neil and Sledge were late in reporting warrants to purchase Common Stock granted by Mr. Wright on April 20, 2005 and ratified by the Board of Directors on June 16, 2005. A Form 4 was filed by Mr. Amend on June 21, 2005. A Form 4 was filed by Mr. Gordon on June 21, 2005. Form 4s were filed for each of Messrs. MacFarland and Sledge on June 22, 2005 and for Mr. O’Neil on June 23, 2005.

Mr. Bruce Sanguinetti, former President and Chief Executive Officer of NeoReach, Inc., was late in filing his initial ownership on Form 3. A Form 5 was filed on June 23, 2005.

Mr. Mazerski was late in filing his initial ownership on Form 3. A Form 5 was filed on June 22, 2005 to report his initial ownership and subsequent grants that would have been reported on Form 4 if the Form 3 was timely filed.

Messrs. Bethell and Steadman were late in filing their initial ownership on Form 3. A Form 5 for each was filed on July 7, 2006. Mr. Magruder has failed to file.

In making this disclosure, the Company has relied on written representations of reporting persons and filings made with the Commission.

OTHER BUSINESS

We know of no other matters to be submitted to the 2006 Annual Stockholders Meeting. If any other matters properly come before the 2006 Annual Stockholders Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS July 17, 2006

Whether or not you plan to attend the meeting in person, please either cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MOBILEPRO CORP.

Mobilepro Corp.
Proxy for 2006 Annual Stockholders Meeting
August 18, 2006

The undersigned stockholder(s) of Mobilepro Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and Proxy Statement, each dated July 17, 2006, and hereby appoints Jay O. Wright and Geoffrey B. Amend, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at our 2006 Annual Stockholders Meeting to be held on August 18, 2006 at 10:00 a.m., local time, at the Marriott Bethesda Suites, 6711 Democracy Boulevard., Bethesda, Maryland 20817 and at any adjournment or postponement thereof, and to vote all shares of the Company’s common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTOR NOMINEES AND FOR THE RATIFICATION OF BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C., AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 AND 2.

1.    To elect five directors to our Board of Directors, each to serve until our 2007 Annual Stockholders Meeting and until his successor has been elected and qualified or until his earlier resignation, death or removal. Our Board of Directors intends to present the following nominees for election as directors.

Nominees:   (1) Christopher W. MacFarland                      (2) Michael G. O’Neil
                      (3) Donald H. Sledge                                        (4) Jerry M. Sullivan, Jr.                           (5) Jay O. Wright

FOR [                 ]                [                             ] WITHHOLD
ALL NOMINEES  FROM ALL NOMINEES

________________
For all Nominees except as noted above

2. To approve the ratification of the appointment of Bagell, Josephs, Levine & Company, L.L.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2007.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:

Date:

Signature:

Date: